Exhibit 10.6
ASSUMPTION AGREEMENT
THIS ASSUMPTION AGREEMENT (the “Agreement”), dated as of May 2, 2014, is made by and among PEARLMARK MEZZANINE REALTY PARTNERS III, L.L.C., a Delaware limited liability company and TMRP III CO-INVESTMENT, L.L.C., a Delaware limited liability company (collectively “Lender”), 110 WILLIAM MEZZ, LLC, a Delaware limited liability company (“Original Borrower”), LONGWING INCORPORATED, a Delaware corporation (“Longwing”), KENT M. SWIG, an individual (“Swig”, and together with Longwing, “Original Guarantor”), 110 WILLIAM MEZZ III, LLC, a Delaware limited liability company (“New Borrower”), and SAVANNA REAL ESTATE FUND III, L.P., a Delaware limited partnership (“New Guarantor”).
RECITALS

A.
Pursuant to the terms and conditions of a Mezzanine Loan Agreement dated June 11, 2012 by and between Lender and Original Borrower (the “Original Mezzanine Loan Agreement”), Lender made a mezzanine loan (the “Loan”) to Original Borrower in the stated principal amount of Twenty Million and No/100 Dollars ($20,000,000.00). The Loan was evidenced by a Promissory Note (the “Note”) made by Original Borrower in favor of Lender in the face amount of the Loan. The Note, the Original Mezzanine Loan Agreement, and the agreements identified as “Loan Documents” in the Original Mezzanine Loan Agreement are collectively referred to herein as the “Original Loan Documents”. Capitalized terms used herein, if not otherwise defined, shall have the meanings ascribed to them in the Original Loan Documents.

B.
As security for the Loan, Original Borrower delivered to Lender a Pledge and Security Agreement (the “Original Pledge Agreement”), pursuant to which Original Borrower pledged to Lender all of Original Borrower’s ownership interests in 110 WILLIAM, LLC, a Delaware limited liability company (“Original Mortgage Borrower”). Original Mortgage Borrower was the owner, in fee simple of real property and improvements in lower Manhattan, New York, New York, commonly known as the office building at 110 William Street and more particularly described in the Original Mezzanine Loan Agreement (the “Property”). As additional security for the Loan, Original Guarantors delivered to Lender certain guaranties, and Original Borrower and Swig delivered to Lender an Environmental Indemnity Agreement (Mezzanine Loan) pertaining to the Property (the “Environmental Indemnity”).

C.
Concurrently with origination of the Loan, pursuant to the terms of a Loan Agreement dated as of June 11, 2012, UBS REAL ESTATE SECURITIES, INC. (“Original Mortgage Lender”) made a mortgage loan (the “Mortgage Loan”) to Original Mortgage Borrower in the stated principal amount of One Hundred Forty One Million Five Hundred Thousand and No/100 Dollars ($141,500,000.00). The Mortgage Loan was secured by a mortgage encumbering the Property. The current holder of the Mortgage Loan (“Mortgage Lender”) is a securitization trust.

D.
Concurrently herewith, Original Mortgage Borrower is conveying the Property to 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (“New Mortgage Borrower”). Pursuant to Section 8.1 of the Original Mezzanine Loan Agreement, such conveyance (the “Approved Transfer”) is a transaction that requires the consent of Lender. Pursuant to Section 8.1(f) of the Original Mezzanine Loan Agreement, Lender agreed not to unreasonably withhold consent to the Approved Transfer provided that certain conditions were satisfied.

E.
Concurrently herewith, New Borrower and Lender are entering into an Amended and Restated Mezzanine Loan Agreement (the “Amended and Restated Mezzanine Loan Agreement”), and New Borrower and New Guarantor, as applicable, are entering into the agreements in favor of Lender that are identified as “Loan Documents” in the Amended and Restated Mezzanine Loan Agreement. This Agreement, the Amended and Restated Mezzanine Loan Agreement, and the agreements in favor of Lender to which New Borrower, New Mortgage Borrower, or New Guarantor are a party that are identified as “Loan Documents” in the Amended and Restated Mezzanine Loan Agreement, are collectively referred to herein as the “Assumption Documents”.

F.
Concurrently herewith New Mortgage Borrower is assuming the Mortgage Loan, and Mortgage Lender is consenting thereto. In connection with the assumption of the Mortgage Loan, New Mortgage Borrower and New Guarantor are entering into an assumption agreement and various other agreements. The agreements pertaining to the assumption of the Mortgage Loan and the agreements evidencing, securing, guarantying, and otherwise relating to the Mortgage Loan to which New Mortgage Borrower or New Guarantor are a party that remain effective after giving effect to the assumption of the Mortgage Loan are collectively referred to herein as the “Mortgage Loan Assumption Documents”.

AGREEMENT
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender, Original Borrower, Longwing, Swig, New Borrower, and New Guarantor agree as follows:

1.	Effective Date. This Agreement shall be effective concurrently with the Approved Transfer, which shall occur on the date hereof (the “Assumption Date”).

2.
Assumption.    New Borrower hereby assumes and agrees to pay when due all sums due or to become due or owing by Borrower under the Note. Each reference in the Note to the “Loan Agreement” shall be construed to refer to the Amended and Restated Mezzanine Loan Agreement. The execution and delivery of this Agreement by New Borrower shall be deemed its execution and delivery of the Note.

3.
Consent to Approved Transfer.    In consideration of the representations, warranties, and covenants in this Agreement and the other Assumption Documents, Lender consents to the Approved Transfer. Nothing in this Agreement shall be construed to obligate Lender to consent to any subsequent Transfer, event, or transaction. Lender’s and New Borrower’s rights and obligations with respect to any Transfer after the Assumption Date shall be governed by the Amended and Restated Mezzanine Loan Agreement.

4.
Representations and Warranties of New Borrower and New Guarantor.    Except as disclosed on the exception schedule attached hereto as Schedule 1, New Borrower and New Guarantor represent and warrant to Lender as of the date hereof as follows:

a.
Neither New Borrower nor New Guarantor, nor any other Person owned or controlled, directly or indirectly, by New Guarantor, has interfered in bad faith with the exercise by any lender of its remedies in connection with a default with respect to any Indebtedness or has defaulted under its obligations which caused a foreclosure with respect to any Indebtedness.

b.	There is no material litigation or regulatory action pending or threatened against New Borrower, New Guarantor, or any other Person owned or controlled, directly or indirectly, by New Guarantor.

c.	New Borrower has delivered to Lender true and complete copies of all of the Mortgage Loan Assumption Documents.

d.
New Borrower and New Guarantor acknowledge that Lender is relying on the representations and warranties of Original Borrower and Original Guarantor in this Agreement, and agree that they shall be estopped from disputing the accuracy of such representations and warranties.

5.	Representations and Warranties of Original Borrower and Original Guarantor. Original Borrower and Original Guarantor represent and warrant to Lender, New Borrower and New Guarantor that:

a.	Concurrently with origination of the Loan, Lender advanced the full face amount of the Loan to Original Borrower.

b.	The outstanding principal balance of the Loan as of the Assumption Date is Twenty Million and 00/100 Dollars ($20,000,000.00).

c.
Accrued interest on the Loan was last paid on April 4, 2014, and the next payment of accrued interest will be due and payable on May 6, 2014. This Agreement shall have no bearing on the amount due and payable on the first Monthly Payment Date following the Assumption Date (and New Borrower acknowledges that it shall be liable for the full amount thereof).

d.
The information pertaining to the Mortgage Loan set forth in Recital B of the Loan Assumption and Substitution Agreement of even date herewith among Mortgage Lender, New Mortgage Borrower, New Guarantor, Original Borrower, and New Borrower is accurate, complete, and consistent with Original Borrower’s own records.

e.
Lender has performed all of its obligations to Original Borrower and its Affiliates. Neither New Borrower nor New Guarantor nor any Affiliate thereof is acquiring any claims against Lender relating in any way to the Loan, the Mortgage Loan, the Property, or the collateral for the Loan.

f.
Mortgage Lender has performed all of its obligations to Original Mortgage Borrower and its Affiliates. Neither New Mortgage Borrower nor New Guarantor nor any Affiliate thereof is acquiring any claims against Mortgage Lender relating in any way to the Loan, the Mortgage Loan, the Property, or the collateral for the Loan.

g.
To the knowledge of Original Borrower and Original Guarantor, neither Original Mortgage Borrower nor Original Guarantor is in default under any obligation to Mortgage Lender with respect to the Mortgage Loan.

h.	To the knowledge of Original Borrower and Original Guarantor, neither Original Borrower nor Original Guarantor is in default under any obligation to Lender with respect to the Loan.

i.	Original Mortgage Borrower has terminated its management agreement with respect to the Property with Swig Equities, LLC.

6.
Environmental Matters. Original Borrower and Swig represent and warrant that, except as otherwise disclosed in that certain Phase I Environmental Site Assessment of the Property prepared by EBI Consulting, EBI Project No. 11122774, dated May 23, 2012, to their knowledge, the representations and warranties contained in Section 1 of the Environmental Indemnity remain true as of the date hereof.

7.	Representations and Warranties of Lender. Lender represents and warrants to New Borrower and New Guarantor that:

a.	The outstanding principal balance of the Loan as of the Assumption Date is Twenty Million and 00/100 Dollars ($20,000,000.00).

b.	Accrued interest on the Loan was last paid on April 4, 2014, and the next payment of accrued interest will be due and payable on May 6, 2014.

c.	Lender does not currently hold any reserves or escrows with respect to the Loan.

d.
Lender has not delivered to Original Borrower any notice alleging a default under the Loan. To Lender’s knowledge, as of the date hereof, there are no defaults by Original Borrower under the Loan and no events or circumstances have occurred that, with notice, passage of time, or both, would ripen into a default or Event of Default by Original Borrower under the Loan.

8.	Partial Release of Original Borrower and Original Guarantor. Effective on the Assumption Date, Lender releases Original Borrower and Original Guarantor from liability under the Original Loan Documents; except that Original Borrower and Original Guarantor are expressly not released from, and nothing herein is intended to limit, impair, waive, forgive, terminate or revoke any of their liabilities under the Original Loan Documents, to the extent the same arise out of or in connection with (a) breaches of representations or warranties in the Original Loan Documents or this Agreement, (b) any act, condition or omission occurring or existing prior to the Assumption Date, or (c) the obligations under the Environmental Indemnity (the “Retained Obligations”). The Retained Obligations shall survive this Agreement and continue in full force and effect in accordance with the terms and conditions of the Original Loan Documents (including, without limitation, the terms and conditions of Section 10 of the Environmental Indemnity). The Retained Obligations shall not be deemed modified, discharged, waived, forgiven, or reduced by any amendment or modification to, or extension, renewal, restatement or replacement of the Assumption Documents. Promptly following the Assumption Date, Lender shall return to Original Borrower the certificate(s) evidencing Original Borrower’s ownership interests in Original Mortgage Borrower, and shall deliver to Original Borrower a financing statement release, suitable for recording with the Secretary of State of Delaware, releasing Lender’s security interest in such ownership interests.

9.
Pre-Assumption Date Claims and Obligations. Original Borrower and Original Guarantor shall terminate (or cause Original Mortgage Borrower to terminate), without cost to New Borrower or New Mortgage Borrower, all agreements for goods and services relating to the Property, other than agreements that New Mortgage Borrower agrees in writing to assume. New Mortgage Borrower shall not assume any debts or obligations of Original Mortgage Borrower or any other debts or obligations relating to the Property, other than leases of space at the Property and agreements in the ordinary course for the provision of goods and services to or for the benefit of the Property from and after the Assumption Date. New Borrower shall not assume any debts or obligations that arose prior to the Assumption Date.

10.
Release of Lender Parties and Covenant Not to Sue. Original Borrower, Original Guarantor, New Borrower and New Guarantor, on behalf of themselves and their respective affiliates, heirs, predecessors-in-interest, successors and assigns, hereby release and forever discharge, as of the Assumption Date, Lender, any trustee with regard to the Loan, all servicers of the Loan, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, members, shareholders, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which Original Borrower, Original Guarantor, New Borrower or New Guarantor have as of the Assumption Date by reason of any cause, matter, condition or thing through and including the Assumption Date, arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing, (b) the Original Loan Documents, (c) the Property, (d) the collateral for the Loan, (e) the Mortgage Loan, (f) any reserve and/or escrow balances held by Lender or Mortgage Lender or any servicers of the Loan or Mortgage Loan, (g) the sale, conveyance, assignment and transfer of the Property or (h) the transactions contemplated hereunder (collectively, the “Released Matters”); provided, however, that in no event shall this sentence be considered a release of Lender for Lender’s failure to comply with this Agreement or a release of any claims arising from facts or circumstances first occurring after the Assumption Date. Original Borrower, Original Guarantor, New Borrower and New Guarantor, on behalf of themselves and their respective affiliates, heirs, predecessors-in-interest, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing Released Matters.
THE RELEASE CONTAINED IN THIS SECTION 10 INCLUDES CLAIMS OF WHICH ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND/OR NEW GUARANTOR ARE PRESENTLY UNAWARE OR WHICH ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND/OR NEW GUARANTOR DO NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND/OR NEW GUARANTOR, WOULD MATERIALLY AFFECT ORIGINAL BORROWER’S, ORIGINAL GUARANTOR’S, NEW BORROWER’S AND/OR NEW GUARANTOR’S RELEASE OF THE LENDER PARTIES.
BY EXECUTING THIS AGREEMENT, ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND NEW GUARANTOR EACH ACKNOWLEDGES THAT (i) THIS SECTION 10 HAS BEEN READ AND FULLY UNDERSTOOD, (ii) ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND NEW GUARANTOR HAVE EACH HAD THE CHANCE TO ASK QUESTIONS OF ITS COUNSEL ABOUT ITS MEANING AND SIGNIFICANCE, AND (iii) ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER AND NEW GUARANTOR EACH HAS ACCEPTED AND AGREED TO THE TERMS SET FORTH IN THIS SECTION 10.

11.
Fees. To the extent not collected by Lender through the Assumption Date, New Borrower shall pay to Lender the assumption fee described in Section 8.1(e)(xix) of the Original Mezzanine Loan Agreement and all reasonable out-of-pocket costs and expenses incurred by Lender in connection with the Approved Transfer, New Borrower’s request for consent to the Approved Transfer, and the Assumption Documents (including reasonable fees and disbursements of Lender’s counsel). New Borrower’s obligations under this Section 11 are “Other Obligations” within the meaning of the Amended and Restated Mezzanine Loan Agreement.

12.
Integration. The Assumption Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and therein and supersede all prior negotiations. The Assumption Documents shall not be modified except by written instrument executed by Lender and the other parties thereto.

13.
Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but shall be subject to all prohibitions on Transfers contained in any of the Assumption Documents.

14.
Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce, construe or defend, relative to New Borrower or New Guarantor, any provision of this Agreement, or as a consequence of any default under or breach of this Agreement which continue after expiration of any applicable notice and cure periods, with or without the filing of any legal action or proceeding, New Borrower and New Guarantor shall pay to Lender, upon demand, the amount of all reasonable attorneys’ fees and reasonable out-of-pocket costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein. In the event of any litigation among Lender, Original Borrower, or Original Guarantor, the prevailing party shall recover its costs, including reasonable attorneys’ fees and costs.

15.
Governing Law; Miscellaneous. As among Lender, Original Borrower, and Original Guarantor, Section 11.3 of the Original Mezzanine Loan Agreement is incorporated herein. As among Lender, New Borrower, and New Guarantor, Section 11.3 of the Amended and Restated Mezzanine Loan Agreement is incorporated herein. Time is of the essence of each term of the Assumption Documents, including this Agreement. If any provision of this Agreement or any of the other Assumption Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had not been a part thereof.

16.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

17.
Further Assurances. Each of Original Borrower, Original Guarantor, New Borrower and New Guarantor agrees to execute and deliver such further agreements, instruments and other documents, and to take such other actions, in each case, as Lender may reasonably request, at no out-of-pocket cost or expense to Lender, in order to consummate the transactions contemplated herein. Each of Original Borrower, Original Guarantor, New Borrower and New Guarantor acknowledge and agree that the covenants set forth in this Section 17 shall survive the Assumption Date.

[Signature pages follow]

IN WITNESS WHEREOF, Lender, Original Borrower, Original Guarantor, New Borrower, and New Guarantor have caused this Agreement to be duly executed as of the date first above written, to be effective as of the Assumption Date.
LENDER:
PEARLMARK MEZZANINE REALTY PARTNERS III, L.L.C.,
a Delaware limited liability company

By: /s/ Michael Girimonti
Name: Michael Girimonti
Title: Managing Director

TMRP III CO‑INVESTMENT, L.L.C.,
a Delaware limited liability company

By: /s/ Michael Girimonti
Name: Michael Girimonti
Title: Managing Director

ASSUMPTION AGREEMENT
(signature page)

ORIGINAL BORROWER:

110 WILLIAM MEZZ, LLC,
a Delaware limited liability company

By:	110 William Mezz Parent, LLC, a Delaware limited liability company, its sole equity member

By:	SE 110 William Management, LLC, a New York limited liability company, its managing member

By: /s/ Kent M. Swig
Name:    Kent M. Swig
Title:    Managing Member

ASSUMPTION AGREEMENT
(signature page)

ORIGINAL GUARANTOR:

_/s/ Kent M. Swig_________________
Kent M. Swig

ASSUMPTION AGREEMENT
(signature page)

ORIGINAL GUARANTOR:

LONGWING INCORPORATED, a Delaware corporation

By:    _/s/ Mark S. Edelstein__________
Name: Mark S. Edelstein
Title: Authorized Signatory

NEW BORROWER:
110 WILLIAM MEZZ III, LLC
a Delaware limited liability company

By: /s Nicholas Beinstock
Name: Nicholas Beinstock
Title: Authorized Signatory

ASSUMPTION AGREEMENT
(signature page)

NEW GUARANTOR:
SAVANNA REAL ESTATE FUND III, L.P.,
a Delaware limited partnership

By: /s/ Nicholas Beinstock
Name: Nicholas Beinstock
Title: Authorized Signatory

ASSUMPTION AGREEMENT
(signature page)

SCHEDULE 1
Exceptions to Representations and Warranties
None

Assumption Agreement